UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2018

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 26, 2018, the Company held its annual meeting of shareholders (“Annual Meeting”) in Buffalo, New York at the Company’s headquarters. Directors standing for election may be elected by a plurality of the votes cast. Proposals 2 and 3 require the approval of a majority of the votes cast for each proposal. Proposal 4 requires the affirmative vote of the holders of 66 2/3% of the combined voting power of the then outstanding shares of all classes and series of the Company entitled to vote generally in the election of directors. The Company’s shareholders approved Proposals 1, 2 and 3 based on the votes set forth below. Proposal 4 was not approved as it did not receive the affirmative vote of at least 66 2/3% of the then outstanding shares of all classes and series of the Company entitled to vote generally in the election of directors. The proposals are described in detail in the Company’s proxy statement dated June 18, 2018. The number of shares issued, outstanding and eligible to vote as of the record date of June 12, 2018 was 14,230,231.

Proposal 1:	The election of two members of the Board of Directors for a three-year term:

Name	For	Withhold Authority	Broker Non-Votes
Daniel J. Sullivan	8,603,792	76,201	2,833,123
Arthur W. Crumlish	8,620,041	59,951	2,833,123

Proposal 2:	Non-Binding Approval, on an Advisory Basis of the Company’s Compensation Plan for Named Executives:

For	Against	Abstain	Broker Non-Votes
7,660,956	110,965	908,078	2,833,123

Proposal 3:	To ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for 2018:

For	Against	Abstain	Broker Non-Votes
11,040,990	437,763	34,368	0

Proposal 4:	To approve amendments to the Company’s Restated Certificate of Incorporation and Restated By-Laws to declassify the Board of Directors for the annual election of directors:

For	Against	Abstain	Broker Non-Votes
8,607,631	56,245	16,122	2,833,123

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: July 31, 2018	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich, Senior Vice President & Secretary

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